SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 25, 1997


                           LIBERTY TECHNOLOGIES, INC.
                 (Exact name of issuer as specified in charter)


        Pennsylvania                    0-21274                   23-2295708
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
     of Incorporation or                  file                  Identification
        Organization)                   number)                     Number)


                            555 North Lane, Lee Park
                        Conshohocken, Pennsylvania 19428
                    (Address of principal executive offices)


                                 (610) 834-0330
              (Registrant's telephone number, including area code)

Item 5.           Other Events


                  On July 25, 1997, Liberty Technologies, Inc. (the "Company") issued a press release in respect of entering into a definitive agreement for the sale of its nondestructive evaluation and testing services business, the text of which is set forth in Exhibit 99.1 hereto (the "Press Release").



Item 7.           Financial Statements, Pro Forma
                  Financial Information and Exhibits


         (c)      Exhibits

 99.1 Text of Press Release, dated July 25, 1997, issued by the Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LIBERTY TECHNOLOGIES, INC.


Date: July 25, 1997                         By: /s/ R. Nim Evatt
                                                -------------------------------
                                                R. Nim Evatt
                                                President and Chief Executive
                                                Officer

                                  EXHIBIT INDEX

Exhibit                                                              Sequential
  No.                         Description                             Page No.
-------                       -----------                            ----------
99.1          Text of Press Release, dated July 25, 1997, issued by       5
              the Company.